Exhibit 10.4

Execution Version
GUARANTEE AGREEMENT

dated as of

August 07, 2024

among

VACASA HOLDINGS LLC,
as Holdings,
V-REVOLVER SUB LLC,
as the Borrower,
THE SUBSIDIARY GUARANTORS
from time to time party hereto
and
ACQUIOM AGENCY SERVICES LLC,
as Collateral Agent

-i-

GUARANTEE AGREEMENT, dated as of August 7, 2024 (this “Agreement”), among VACASA HOLDINGS LLC, a Delaware limited liability company (“Holdings”), V-REVOLVER SUB LLC, a Delaware limited liability company (the “Borrower”), the SUBSIDIARY GUARANTORS from time to time party hereto and ACQUIOM AGENCY SERVICES LLC, a Colorado limited liability company, in its capacity as Collateral Agent (the “Collateral Agent”).
Reference is made to the Note Purchase Agreement dated as of August 7, 2024 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), among Holdings, the Borrower, Vacasa, Inc., a Delaware corporation, the Purchasers party thereto (the “Purchasers”) and Acquiom Agency Services LLC, as Administrative Agent and Collateral Agent. The Purchasers have agreed to purchase the convertible notes from the Borrower subject to the terms and conditions set forth in the Note Purchase Agreement. The obligation of the Purchasers to purchase such notes is conditioned upon, among other things, the execution and delivery of this Agreement. Holdings and the Subsidiary Guarantors are affiliates of the Borrower, will derive substantial benefits from the sale of convertible notes pursuant to the Note Purchase Agreement and are willing to execute and deliver this Agreement in order to induce the Purchasers to purchase such notes. Accordingly, the parties hereto agree as follows:
ARTICLE I

Definitions

SECTION 1.01.          Note Purchase Agreement.

(a)         Capitalized terms used in this Agreement (including in the introductory paragraph hereto) and not otherwise defined herein have the meanings specified in the Note Purchase Agreement.

(b)         The rules of construction specified in Section 1.2 of the Note Purchase Agreement also apply to this Agreement, mutatis mutandis.

SECTION 1.02.          Other Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Agreement” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Borrower” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Claiming Party” has the meaning assigned to such term in Section 3.02.

“Collateral Agent” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Contributing Party” has the meaning assigned to such term in Section 3.02.

“Guaranteed Parties” means (a) Administrative Agent, (b) the Collateral Agent, (c) the Purchasers and (d) the permitted successors and assigns of each of the foregoing.

“Guarantors” means Holdings, the Borrower and the Subsidiary Guarantors.

“Holdings” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Note Purchase Agreement” has the meaning assigned to such term in the preamble to this Agreement.

“Purchasers” has the meaning assigned to such term in the preamble to this Agreement.

“Subsidiary Guarantors” means the Subsidiaries identified as such on Schedule I hereto and each other Subsidiary that becomes a party to this Agreement as a Subsidiary Guarantor after the Effective Date pursuant to Section 5.13; provided that if a Subsidiary is released from its obligations as a Subsidiary Guarantor hereunder as provided in Section 5.12(b), such Subsidiary shall cease to be a Subsidiary Guarantor hereunder effective upon such release.

“Supplement” means an instrument in the form of Exhibit A hereto, or any other form approved by the Required Purchasers, and in each case reasonably satisfactory to the Required Purchasers.

ARTICLE II

The Guarantees

SECTION 2.01.         Guarantee.  Each Guarantor irrevocably and unconditionally guarantees to each of the Guaranteed Parties, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, by way of an independent payment obligation, the due and punctual payment and performance of the Obligations (other than, in the case of the Borrower, in respect of its own obligations). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, or amended or modified, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any such extension or renewal, or amendment or modification, of any of the Obligations.  Each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Note Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.  Each Guarantor intends that its guarantee under this Section 2.01 constitute, and this Section 2.01 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

SECTION 2.02.         Guarantee of Payment; Continuing Guarantee.  Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual or collection of any of the Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by any Guarantee Party to any security held for the payment of any of the Obligations or to any balance of any deposit account or credit on the books of any Guaranteed Party in favor of the Borrower, any other Note Party or any other Person.  Each Guarantor agrees that its guarantee hereunder is continuing in nature and applies to all of its Obligations, whether currently existing or hereafter incurred.

SECTION 2.03.          No Limitations.

(a)          Except for the termination or release of a Guarantor’s obligations hereunder as expressly provided in Section 5.12 and the limitations set forth in Section 2.07 or in the Supplement pursuant to which such Guarantor became a party hereto, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Obligations, any impossibility in the performance of any of the Obligations or otherwise.  Without limiting the generality of the foregoing, except for the termination or release of a Guarantor’s obligations hereunder as expressly provided in Section 5.12 and the limitations set forth in Section 2.07 or in the Supplement pursuant to which such Guarantor became a party hereto, the obligations of such Guarantor hereunder shall not be discharged or impaired or otherwise affected by:

(i)          the failure of any Guaranteed Party or any other Person to assert any claim or demand or to enforce any right or remedy under the provisions of any Note Document or otherwise;

(ii)          any rescission, waiver, amendment, restatement or modification of, or any release from any of the terms or provisions of, any Note Document or any other agreement, including with respect to any other Guarantor under this Agreement;

(iii)         the release of, or any impairment of or failure to perfect any Lien on, any security held by any Guaranteed Party  for any of the Obligations;

(iv)         any default, failure or delay, willful or otherwise, in the performance of any of the Obligations;

(v)         any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash of all the Obligations);

(vi)          any illegality, lack of validity or lack of enforceability of any of the Obligations;

(vii)       any change in the corporate existence, structure or ownership of any Note Party, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Note Party or its assets or any resulting release or discharge of any of the Obligations;

(viii)      the existence of any claim, set-off or other rights that any Guarantor may have at any time against the Borrower, any Guaranteed Party or any other Person, whether in connection with the Note Purchase Agreement, the other Note Documents or any unrelated transaction;

(ix)        this Agreement having been determined (on whatsoever grounds) to be invalid, non-binding or unenforceable against any other Guarantor ab initio or at any time after the Effective Date;

(x)          the fact that any Person that, pursuant to the Note Documents, was required to become a party hereto may not have executed or is not effectually bound by this Agreement, whether or not this fact is known to the Guaranteed Parties;

(xi)          any action permitted or authorized hereunder; or

(xii)       any other circumstance (including any statute of limitations), or any existence of or reliance on any representation by any Guaranteed Party or any other Person, that might otherwise constitute a defense to, or a legal or equitable discharge of, the Borrower, any Guarantor or any other guarantor or surety (other than the occurrence of the Termination Date).

To the fullest extent permitted by applicable law, each Guarantor expressly authorizes the Collateral Agent to take and hold security in accordance with the terms of the Note Documents for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

(b)          To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Note Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Note Party, other than the termination or release of its obligations hereunder as expressly provided in Section 5.12 or the payment in full in cash of all the Obligations.  To the fullest extent permitted by applicable law, the Collateral Agent (acting at the direction of the Purchasers) and the other Guaranteed Parties may, at their election and in accordance with the terms of the Note Documents, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Note Party or exercise any other right or remedy available to them against the Borrower or any other Note Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been paid in full in cash or except in the case of the termination and release of the obligations of any such Guarantor hereunder as expressly provided in Section 5.12.  To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Note Party, as the case may be, or any security.

SECTION 2.04.         Reinstatement.  Each Guarantor agrees that, unless released pursuant to Section 5.12(b), its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligations is rescinded or must otherwise be restored by any Guaranteed Party upon the bankruptcy or reorganization (or any analogous proceeding in any jurisdiction) of the Borrower, any other Note Party or otherwise.

SECTION 2.05.      Agreement to Pay; Subrogation.  In furtherance of the foregoing and not in limitation of any other right that the Purchasers or any other Guaranteed Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Note Party to pay any Obligations when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Purchasers in cash the amount of such unpaid Obligations.  Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against the Borrower or any other Note Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.

SECTION 2.06.       Information.  Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Note Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Guaranteed Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 2.07.          Maximum Liability.  Notwithstanding anything to the contrary in this Agreement, (i) the maximum liability of each Guarantor hereunder and under the other Note Documents shall in no event exceed the amount that can be guaranteed by such Guarantor under the U.S. Bankruptcy Code or any applicable laws relating to fraudulent conveyances, fraudulent transfers or the insolvency of debtors and (ii) the obligations and liabilities of any Subsidiary Guarantor that becomes a party to this Agreement after the date hereof shall be limited as and to the extent set forth in the applicable Supplement.

ARTICLE III

Indemnity, Subrogation and Subordination

SECTION 3.01.        Indemnity and Subrogation.  In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3.03) in respect of any payment hereunder, the Borrower agrees that in the event a payment in respect of any obligation of the Borrower shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.

SECTION 3.02.         Contribution and Subrogation.  Each Guarantor (a “Contributing Party”) agrees (subject to Sections 2.07 and 3.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligations or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy any Obligations owed to any Guaranteed Party and such other Guarantor (the “Claiming Party”) shall not have been fully indemnified as provided in Section 3.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 5.13, the date of the Supplement executed and delivered by such Guarantor) and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any such Guarantor, such other date).  Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Party under Section 3.01 to the extent of such payment.

SECTION 3.03.         Subordination.

(a)         Notwithstanding any provision of this Agreement to the contrary, but subject to Section 2.07, all rights of the Guarantors under Sections 3.01 and 3.02 and all other rights of the Guarantors of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the payment in full in cash of all the Obligations.  No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

(b)       Each Guarantor hereby agrees that upon the occurrence and during the continuance of an Event of Default and after notice from the Administrative Agent (provided that no such notice shall be required to be given in the case of any Event of Default arising under Section 5.4(g) or 5.4(h) of the Note Purchase Agreement), all Indebtedness and other monetary obligations owed by it to, or to it by, any other Guarantor or any other Subsidiary shall be fully subordinated to the payment in full in cash of all the Obligations.

ARTICLE IV

Representations and Warranties

Each Subsidiary Guarantor represents and warrants to the Guaranteed Parties that (a) the execution, delivery and performance by such Subsidiary Guarantor of this Agreement have been duly authorized by all necessary corporate or other action and, if required, action by the holders of such Subsidiary Guarantor’s Equity Interests, and that this Agreement has been duly executed and delivered by such Subsidiary Guarantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (b) all representations and warranties set forth in the Note Purchase Agreement as to such Subsidiary Guarantor are true and correct in all material respects; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects.

ARTICLE V

Miscellaneous

SECTION 5.01.         Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 6.1 of the Note Purchase Agreement.  All communications and notices hereunder to any Subsidiary Guarantor shall be given to it in care of the Borrower as provided in Section 6.1 of the Note Purchase Agreement.

SECTION 5.02.         Waivers; Amendment.

(a)         No failure or delay by the Guaranteed Parties in exercising any right or power hereunder or under any other Note Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Guaranteed Parties hereunder and under the other Note Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any Note Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the purchase of a Note shall not be construed as a waiver of any Default, regardless of whether the Guaranteed Parties may have had notice or knowledge of such Default at the time.  No notice or demand on any Note Party in any case shall entitle any Note Party to any other or further notice or demand in similar or other circumstances.

(b)         Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent (acting at the direction of the Required Purchasers), the Required Purchasers and the Guarantor or Guarantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 6.10 of the Note Purchase Agreement; provided that the Collateral Agent (acting at the direction of the Required Purchasers) may consent to a departure by any Guarantor from any covenant of such Guarantor set forth herein to the extent such departure is consistent with the authority of the Collateral Agent set forth in the definition of the term “Collateral and Guarantee Requirement” in the Note Purchase Agreement.

SECTION 5.03.          Guaranteed Parties’ Fees and Expenses; Indemnification.

(a)       Each Guarantor, jointly with the other Guarantors and severally, agrees to reimburse the Guaranteed Parties for fees and expenses incurred hereunder as provided in Section 6.11(c) of the Note Purchase Agreement; provided that each reference therein to the “Borrower” and “Note Parties” shall be deemed to be a reference to “each Guarantor.”

(b)         Each Guarantor, jointly with the other Guarantors and severally, agrees to indemnify the Guaranteed Parties and the other Indemnitees as provided in Section 6.11(a) of the Note Purchase Agreement mutatis mutandis; provided that each reference therein to the “Borrower” shall be deemed to be a reference to “each Guarantor.”

(c)        To the fullest extent permitted by applicable law, no Guarantor shall assert, and each Guarantor hereby waives, any claim against any Indemnitee for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet) in connection with the transactions contemplated hereby; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such damages are determined by a court of competent jurisdiction in a final, non-appealable judgment to have resulted from the gross negligence or willful misconduct of, or a material breach of the Note Documents by, such Indemnitee or its Related Parties.  To the fullest extent permitted by applicable law, neither any Guarantor nor any Indemnitee shall assert, and each hereby waives, any claim against any Guarantor or any Indemnitee, as applicable, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, the Note Purchase Agreement, any other Note Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Note or the use of the proceeds thereof.

(d)       The provisions of this Section 5.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Note Document, the consummation of the transactions contemplated hereby or thereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Note Document, or any investigation made by or on behalf of any Guarantee Party.  All amounts due under this Section 5.03 shall be payable not later than 10 Business Days after written demand therefor.  Any such amounts payable as provided hereunder shall be additional Obligations.

SECTION 5.04.       Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or the Guaranteed Parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 5.05.         Survival of Agreement.  All covenants, agreements, representations and warranties made by the Note Parties in this Agreement or any other Note Document and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Note Document shall be considered to have been relied upon by the Guaranteed Parties and shall survive the execution and delivery of the Note Documents and the purchase of Notes, regardless of any investigation made by or on behalf of any Guaranteed Party and notwithstanding that the Guaranteed Parties or any other Guaranteed Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Note Purchase Agreement or any other Note Document, and shall continue in full force and effect until such time as the Termination Date shall have occurred.

SECTION 5.06.         Counterparts; Effectiveness; Several Agreement.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.  This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Guaranteed Parties and a counterpart hereof shall have been executed on behalf of the Guaranteed Parties , and thereafter shall be binding upon such Guarantor, the Guaranteed Parties and their respective permitted successors and assigns, and shall inure to the benefit of such Guarantor, the Guaranteed Parties and the other Guaranteed Parties and their respective successors and assigns, except that no Guarantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Agreement and the Note Purchase Agreement.  This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Collateral Agent (acting at the direction of the Purchasers), or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Collateral Agent (acting at the direction of the Purchaser) is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Collateral Agent (acting at the direction of the Purchaser) pursuant to procedures approved by it.

SECTION 5.07.        Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties shall endeavor in good‑faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of such invalid, illegal or unenforceable provisions.

SECTION 5.08.        [Reserved].

SECTION 5.09.        Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent.

(a)          This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b)          Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County in the Borough of Manhattan, and of the United States District Court of the Southern District of New York sitting in New York County in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Note Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that the Guaranteed Parties may otherwise have to bring any action or proceeding relating to this Agreement against any Guarantor or its respective properties in the courts of any jurisdiction.

(c)          Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 5.09.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)          Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01.  Nothing in this Agreement will affect the right of any party to this Agreement or any other Note Document to serve process in any other manner permitted by law.

(e)          Each Subsidiary Guarantor hereby irrevocably designates, appoints and empowers the Borrower as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any such action or proceeding.

SECTION 5.10.         WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER NOTE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER NOTE DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10.

SECTION 5.11.       Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.12.          Termination or Release.

(a)          Subject to Section 2.04, this Agreement and the Guarantees made herein shall automatically terminate upon the occurrence of the Termination Date.

(b)          The guarantees made herein by any Guarantor shall also  terminate and be released at the time or times and in the manner set forth in Section 6.15 of the Note Purchase Agreement.

(c)        In connection with any termination or release pursuant to paragraph (a) or (b) of this Section 5.12, the Collateral Agent (acting at the direction of the Purchaser) shall execute and deliver to any Note Party, at such Note Party’s expense, all documents that such Note Party shall reasonably request to evidence such termination or release.  Any execution and delivery of documents by the Collateral Agent pursuant to this Section 5.12 shall be without recourse to or warranty by the Collateral Agent.

SECTION 5.13.        Additional Subsidiary Guarantors.  Pursuant to the Note Purchase Agreement, additional Restricted Subsidiaries may be required to become Subsidiary Guarantors or the Borrower may elect that any additional Restricted Subsidiaries become Subsidiary Guarantors after the date hereof.  Upon execution and delivery by the Collateral Agent, the Required Purchasers and a Restricted Subsidiary of a Supplement, any such Restricted Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as such herein.  The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder.  The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any Subsidiary as a party to this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Guarantee Agreement as of the day and year first above written.

VACASA HOLDINGS LLC

By:	/S/ Bruce Schuman
Name: Bruce Schuman
Title: Chief Financial Officer

V-REVOLVER SUB LLC

By:	/S/ Rebecca Boyden
Name: Rebecca Boyden
Title: Chief Legal Officer

VACASA LLC

By:	/S/ Rebecca Boyden
Name: Rebecca Boyden
Title: Chief Legal Officer

TURNKEY VACATION RENTALS, LLC

By:	/S/ Bruce Schuman
Name: Bruce Schuman
Title: Manager

Signature Page to Guarantee Agreement

VACASA ALABAMA LLC

By:	/S/ Vicki Brown
Name: Vicki Brown
Title: Manager

VACASA FLORIDA LLC

By:	/S/ Maria Dudley
Name: Maria Dudley
Title: Manager

VACASA NORTH CAROLINA LLC

By:	/S/ Steve Carvelli
Name: Steve Carvelli
Title: Manager

VACASA SOUTH CAROLINA LLC

By:	/S/ Bob Milne
Name: Bob Milne
Title: Manager

VACASA TENNESSEE LLC

By:	/S/ Steve Carvelli
Name: Steve Carvelli
Title: Manager

VACASA VACATION RENTALS OF HAWAII LLC

By:	/S/ Gary Rudlaff
Name: Gary Rudlaff
Title: Manager

Signature Page to Guarantee Agreement

VACASA ARIZONA LLC

By:	/S/ Robert Brush
Name: Robert Brush
Title: Manager

VACASA SEASONALS INC.

By:	/S/ Bob Milne
Name: Bob Milne
Title: President

VACASA COLORADO LLC

By:	/S/ Bob Milne
Name: Bob Milne
Title: President and Manager

VACASA VIRGINIA LLC

By:	/S/ Bruce Schuman
Name: Bruce Schuman
Title: Manager

VACASA DELAWARE LLC

By:	/S/ Bruce Schuman
Name: Bruce Schuman
Title: Manager

VACASA ASSOCIATION MANAGEMENT SOLUTIONS -MOUNTAIN STATES LLC

By:	/S/ Meghan Lutterman
Name: Meghan Lutterman
Title: Manager

Signature Page to Guarantee Agreement

VACASA ASSOCIATION MANAGEMENT SOLUTIONS LLC

By:	/S/ Meghan Lutterman
Name: Meghan Lutterman
Title: Manager

VACASA VACATION RENTALS OF MONTANA LLC

By:	/S/ Terah Young
Name: Terah Young
Title: Manager

VACASA NEW MEXICO LLC

By:	/S/ Gary Rudlaff
Name: Gary Rudlaff
Title: Manager

VACASA REAL ESTATE LLC

By:	/S/ Bruce Schuman
Name: Bruce Schuman
Title: Manager

By:	/S/ Debra Brock
Name: Debra Brock
Title: Manager

VACASA NEW HAMPSHIRE LLC

By:	/S/ Susan Scanlon
Name: Susan Scanlon
Title: Manager

Signature Page to Guarantee Agreement

VACASA WISCONSIN LLC

By:	/S/ Micah Victory
Name: Micah Victory
Title: Manager

VACASA PALM SPRINGS REAL ESTATE, INC.

By:	/S/ Bruce Schuman
Name: Bruce Schuman
Title: Manager

VACASA NEVADA LLC

By:	/S/ Julie Coit
Name: Julie Coit
Title: Manager

VACASA MICHIGAN LLC

By:	/S/ Bobby Brush
Name: Bobby Brush
Title: Manager

VACASA WYOMING LLC

By:	/S/ Wendy Meyring
Name: Wendy Meyring
Title: Manager

Signature Page to Guarantee Agreement

VACASA OF ARKANSAS LLC

By:	/S/ Bruce Schuman
Name: Bruce Schuman
Title: Manager

VACASA ASSOCIATION MANAGEMENT SOLUTIONS -FLORIDA LLC

By:	/S/ Meghan Lutterman
Name: Meghan Lutterman
Title: Manager

VACASA PENNSYLVANIA LLC

By:	/S/ Susan Scanlon
Name: Susan Scanlon
Title: Manager

VACASA NEW YORK LLC

By:	/S/ Susan Scanlon
Name: Susan Scanlon
Title: Manager

VACASA MISSOURI LLC

By:	/S/ Vicki Brown
Name: Vicki Brown
Title: Manager

VACASA SOUTH DAKOTA LLC

By:	/S/ Bruce Schuman
Name: Bruce Schuman
Title: Manager

Signature Page to Guarantee Agreement

VACASA LOUISIANA L.L.C.

By:	/S/ Bob Milne
Name: Bob Milne
Title: Manager

VACASA ILLINOIS LLC

By:	/S/ Micah Victory
Name: Micah Victory
Title: Manager

VACASA NEW JERSEY LLC

By:	/S/ Susan Scanlon
Name: Susan Scanlon
Title: Manager

VACASA MINNESOTA LLC

By:	/S/ Micah Victory
Name: Micah Victory
Title: Manager

Signature Page to Guarantee Agreement

VACASA OHIO LLC

By:	/S/ Bruce Schuman
Name: Bruce Schuman
Title: Manager

By:	/S/ Marti Shoenfelt
Name: Marti Shoenfelt
Title: Manager

VACASA WEST VIRGINIA LLC

By:	/S/ Bruce Schuman
Name: Bruce Schuman
Title: Manager

W – ACQ. VACATION RENTALS NORTH AMERICA, LLC

By:	/S/ Bob Milne
Name: Bob Milne
Title: Manager

VACASA REAL ESTATE CORPORATION

By:	/S/ Bob Milne
Name: Bob Milne
Title: Manager

Signature Page to Guarantee Agreement

ACQUIOM AGENCY SERVICES LLC, as Collateral Agent

By:	/S/ Beth Cesari
Name: Beth Cesari
Title: Senior Director

Signature Page to Guarantee Agreement

Schedule I to
the Guarantee Agreement

INITIAL SUBSIDIARY GUARANTORS

VACASA LLC

TURNKEY VACATION RENTALS, LLC

VACASA ALABAMA LLC

VACASA FLORIDA LLC

VACASA NORTH CAROLINA LLC

VACASA SOUTH CAROLINA LLC

VACASA TENNESSEE LLC

VACASA VACATION RENTALS OF HAWAII LLC

VACASA ARIZONA LLC

VACASA SEASONALS INC.

VACASA COLORADO LLC

VACASA VIRGINIA LLC

VACASA DELAWARE LLC

VACASA ASSOCIATION MANAGEMENT SOLUTIONS -MOUNTAIN STATES LLC

VACASA ASSOCIATION MANAGEMENT SOLUTIONS LLC

VACASA VACATION RENTALS OF MONTANA LLC

VACASA NEW MEXICO LLC

VACASA REAL ESTATE LLC

VACASA NEW HAMPSHIRE LLC

VACASA WISCONSIN LLC

VACATION PALM SPRINGS REAL ESTATE, INC.

VACASA NEVADA LLC

VACASA MICHIGAN LLC

VACASA WYOMING LLC

VACASA OF ARKANSAS LLC

VACASA ASSOCIATION MANAGEMENT SOLUTIONS -FLORIDA LLC

VACASA PENNSYLVANIA LLC

VACASA NEW YORK LLC

VACASA MISSOURI LLC

VACASA SOUTH DAKOTA LLC

VACASA LOUISIANA L.L.C.

VACASA ILLINOIS LLC

VACASA NEW JERSEY LLC

VACASA MINNESOTA LLC

VACASA OHIO LLC

VACASA WEST VIRGINIA LLC

W – ACQ. VACATION RENTALS NORTH AMERICA, LLC

VACASA REAL ESTATE CORPORATION

Exhibit A to
the Guarantee Agreement

SUPPLEMENT NO. __, dated as of [      ] , 20[  ] to the Guarantee Agreement, dated as of [__], 2024 (the “Guarantee Agreement”), among VACASA HOLDINGS LLC, a Delaware limited liability company (“Holdings”), V-REVOLVER SUB LLC, a Delaware limited liability company (the “Borrower”), the other subsidiaries of the Borrower party thereto (Holdings and such subsidiaries being collectively referred to as the “Guarantors”) and ACQUIOM AGENCY SERVICES LLC, a Colorado limited liability company, in its capacity as Collateral Agent (the “Collateral Agent”).

A.         Reference is made to the Note Purchase Agreement dated as of August 7, 2024 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), among Holdings, the Borrower, the Collateral Agent and the Purchasers.

B.        Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Note Purchase Agreement and the Guarantee Agreement, as applicable.

C.          The Guarantors have entered into the Guarantee Agreement in order to induce the Purchasers to purchase convertible notes from the Borrower. Section 5.13 of the Guarantee Agreement provides that additional Subsidiaries may become Subsidiary Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Guarantor”) is executing this Supplement to become a Subsidiary Guarantor under the Guarantee Agreement in order to induce the Guaranteed Parties to comply with the requirements of the Note Purchase Agreement and to purchase the notes.

Accordingly, the Collateral Agent and the New Guarantor agree as follows:

SECTION 1.           In accordance with Section 5.13 of the Guarantee Agreement, the New Guarantor by its signature below becomes a Subsidiary Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor, and the New Guarantor hereby agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Subsidiary Guarantor (and a Guarantor) thereunder.  Each reference to a “Subsidiary Guarantor” or a “Guarantor” in the Guarantee Agreement shall be deemed to include the New Guarantor.  The Guarantee Agreement is hereby incorporated herein by reference.

SECTION 2.           The New Guarantor represents and warrants to the Guaranteed Parties and the other Guaranteed Parties that (a) the execution, delivery and performance by the New Guarantor of this Supplement have been duly authorized by all necessary corporate or other action and, if required, action by the holders of such New Guarantor’s Equity Interests, and that this Supplement has been duly executed and delivered by the New Guarantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (b) as of the date hereof, all representations and warranties set forth in the Note Purchase Agreement as to the New Guarantor  are true and correct in all material respects as of the date hereof; provided that, to the extent such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects.

SECTION 3.           This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Supplement. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Supplement shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Collateral Agent (acting at the direction of the Purchasers), or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Collateral Agent (acting at the direction of the Purchasers) is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Collateral Agent (acting at the direction of the Purchasers) pursuant to procedures approved by it. This Supplement shall become effective as to the New Guarantor when a counterpart hereof executed on behalf of the New Guarantor shall have been delivered to the Guaranteed Parties and a counterpart hereof shall have been executed on behalf of the Guaranteed Parties, and thereafter shall be binding upon the New Guarantor and the Guaranteed Parties and their respective permitted successors and assigns, and shall inure to the benefit of the New Guarantor, the Guaranteed Parties and the other Guaranteed Parties and their respective successors and assigns, except that the New Guarantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Supplement, the Guarantee Agreement and the Note Purchase Agreement.

SECTION 4.             Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

SECTION 5.           This Supplement shall be construed in accordance with and governed by the law of the State of New York.

SECTION 6.          Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties shall endeavor in good‑faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of such invalid, illegal or unenforceable provisions.

SECTION 7.            All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Guarantee Agreement.

SECTION 8.            [The New Guarantor agrees to reimburse the Guaranteed Parties for fees and expenses incurred hereunder and under the Guarantee Agreement as provided in Section [6.11(c)] of the Note Purchase Agreement; provided that each reference therein to the “Borrower” shall be deemed to be a reference to “the New Guarantor.”]

[Signature pages follow]

IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

[New Guarantor],

By:
Name:
Title:

ACQUIOM AGENCY SERVICES LLC

By:
Name:
Title: